CORPORATE RESOLUTION OF

                       MEDICAL TECHNOLOGIES SYSTEMS, INC.

     I, the undersigned secretary or assistant secretary of Medical Technologies Systems, Inc. (the "Corporation"), hereby certify the Corporation is organized and existing under and by virtue of the laws of the State of Florida as a corporation for profit, with its principal office at 12920 Automobile Blvd., Clearwater, Florida, and is duly authorized to transact business in the State of Florida.

     I further certify that at a meeting of the Directors of the Corporation was duly called and held on June 28, 2000 at 2:00 p.m. at the offices of the Corporation at 12920 Automobile Blvd., Clearwater, Florida, at which a quorum was present and by voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

     Be it resolved that any one of the following named officers, employees or agents of this Corporation:

               Name             Position
         ---------------       ----------

         Todd Siegel            President

         Michael Conroy         Secretary

acting for or on behalf of the Corporation are authorized and empowered:

     To execute a version of the Second Amendment to Second Amended and Restated Loan and Security Agreement (the "Agreement") between the Corporation and SouthTrust Bank in a form substantially similar to the agreement presented to the Directors on June 28, 2000 but containing changes to certain provisions of the Agreement relating to the payment of excess cash flow to SouthTrust Bank and the restrictions on new business as may be negotiated between the Corporation and SouthTrust Bank prior to execution of the Agreement.

     I further certify that the officer, employee or agent named above is duly elected, appointed or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stands of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The corporate seal is affixed to this certificate.

     In testimony whereof, I have hereto set my hand on July 6, 2000.

                                  Certified and attested to by:


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